Exhibit 99.1

News

Investor Contact:
Logan Bonacorsi
lbonacorsi@caleres.com

Caleres Reports Second Quarter 2023 Results and Maintains Full Year 2023 Outlook

●	Delivers second quarter adjusted earnings per share ahead of expectations
●	Reiterates full year 2023 sales and adjusted earnings per share guidance
●	Drives inventory decline of 14.3 percent compared to second quarter 2022
●	Reduces revolving credit facility borrowings by $47.5 million from first quarter 2023 and by $104.5 million from second quarter 2022
●	Repurchases 763,000 shares for $17.4 million

ST. LOUIS, August 31, 2023 - Caleres (NYSE: CAL), the market-leading portfolio of consumer-driven footwear brands, today reported financial results for the second quarter of 2023, and reiterated its full year 2023 sales and adjusted earnings per share outlook.

“The Caleres team performed at a high level during the second quarter, delivering a strong consolidated operating margin and exceeding adjusted earnings per share expectations despite a choppy macro environment,” said Jay Schmidt, president and chief executive officer. “Once again, we gained market share in our Lead Brands and Famous Footwear.”

“During the quarter, we achieved:

●	sequential sales improvement from first quarter in the year-over-year change in the Brand Portfolio and Famous Footwear;
●	outperformance in the Brand Portfolio ecommerce business;
●	record second quarter gross margin in the Brand Portfolio; and
●	year-over-year sales growth in Kids at Famous Footwear and an improved year-over-year inventory position heading into the key back-to-school period.

Just as significantly, we strengthened our financial and long-term competitive position by controlling expenses and by putting free cash to work, reducing revolver borrowings by nearly $50 million. We also invested in high-return growth opportunities, including enhancing the omni-channel experience and marketing technologies and analytics, while at the same time returning approximately $20 million to shareholders through share buybacks and dividends.”

Second Quarter 2023 Results

(13-weeks ended July 29, 2023, compared to 13-weeks ended July 30, 2022)

●	Net sales were $695.5 million, down 5.8 percent from the second quarter of 2022;
‒	Famous Footwear segment net sales declined 5.1 percent, with comparable sales down 4.3 percent
‒	Brand Portfolio segment net sales decreased 7.2 percent
‒	Direct-to-consumer sales represented approximately 74 percent of total net sales
●	Gross profit was $314.2 million, while gross margin was 45.2 percent;
‒	Famous Footwear segment gross margin of 46.2 percent
‒	Brand Portfolio segment gross margin of 41.3 percent
●	SG&A as a percentage of net sales was 37.8 percent;
●	Net earnings of $33.9 million, or earnings per diluted share of $0.95, compared to net earnings of $51.2 million, or earnings per diluted share of $1.38 in the second quarter of 2022;

●	Adjusted net earnings of $35.2 million, or adjusted earnings per diluted share of $0.98, which excludes $0.03 related to charges associated with expense reduction initiatives during the second quarter;
●	Earnings before interest, taxes, depreciation, and amortization (EBITDA) of $63.6 million, or 9.1 percent of net sales;
●	Inventory was down 14.3 percent compared to second quarter of 2022, due to disciplined inventory management and improved supply chain flow; and
●	Borrowings under the asset-based revolving credit facility were $244.0 million at the end of the period.

Capital Allocation Update

In line with its capital allocation priorities, Caleres continued to reduce the borrowings under its asset-based revolving credit facility, paying down $47.5 million during the second quarter. With this reduction, the company is now at its leverage ratio target of 1.0x on a debt/EBITDA trailing twelve-month basis. In addition, Caleres opportunistically repurchased 763,000 shares for $17.4 million at an average price of $22.86 per share. As of July 29, 2023, approximately 5.6 million shares remained available under the company’s share repurchase program. Caleres also invested $10.3 million in capital expenditures and returned $2.5 million to shareholders through its quarterly dividend.

The Caleres board of directors recently approved its next quarterly dividend, which will be paid on September 29, 2023, to shareholders of record as of September 8, 2023.

Full Year 2023 Outlook

“Looking ahead, we are confident in our ability to achieve our full year financial outlook and are reaffirming our 2023 sales and earnings guidance,” said Schmidt. “We also remain on course to deliver earnings in excess of the $4.00 per share baseline we established in 2022. This underscores yet again the structural changes to the organization’s normalized earnings profile that the team has executed in recent years. We are making progress on our clearly defined strategic initiatives. We continue to leverage the power of our brands, the strength of our diversified structure, and the rigor of our expense management initiatives to position the company for long-term growth and drive even greater value for our shareholders.”

For full year 2023, the company is reiterating its diluted earnings per share guidance of $4.02 to $4.22, inclusive of the $4 million of restructuring charges associated with expense reduction actions, and adjusted diluted earnings per share of $4.10 to $4.30 and consolidated net sales to be down 3 percent to down 5 percent.

In addition, Caleres still expects:

●	Consolidated operating margin of 7.3 percent to 7.5 percent;
●	Interest expense of $17 million to $19 million;
●	Effective tax rate of about 25 percent; and
●	Weighted average shares outstanding of 34.3 million.

The company is revising its forecasted capital expenditures to $50 million to $60 million from $55 million to $65 million. Caleres is fully committed to its strategic initiatives and the change relates to additional visibility on the timing of certain projects.

For third quarter of 2023 the company expects:

●	Consolidated net sales to be down low-single digits;
●	Diluted earnings per share of $1.25 to $1.30; and
●	Adjusted diluted earnings per share of $1.30 to $1.35.

Investor Conference Call

Caleres will host a conference call at 10:00 a.m. ET today, Thursday, August 31. The webcast and associated slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 704-4453 for North America participants or (201) 389-0920 for international participants, no passcode necessary. A replay will be also available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (844) 512-2921 in North America or (412) 317-6671 internationally and using the conference pin 13740501.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides earnings before interest, taxes, depreciation and amortization, and estimated and future operating earnings, net earnings and earnings per diluted share, adjusted to exclude certain gains, charges, and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) changing consumer demands, which may be influenced by general economic conditions and other factors; (ii) inflationary pressures (iii) supply chain disruptions (iv) rapidly changing consumer preferences and purchasing patterns and fashion trends; (v) customer concentration and increased consolidation in the retail industry; (vi) intense competition within the footwear industry; (vii) foreign currency fluctuations; (viii) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (ix) cybersecurity threats or other major disruption to the company’s information technology systems; (x) the ability to accurately forecast sales and manage inventory levels; (xi) a disruption in the company’s distribution centers; (xii) the ability to recruit and retain senior management and other key associates; (xiii) the ability to secure/exit leases on favorable terms; (xiv) the ability to maintain relationships with current suppliers; (xv) transitional challenges with acquisitions and divestitures; (xvi) changes to tax laws, policies and treaties; (xvii) our commitments and shareholder expectations related to environmental, social and governance considerations; (xviii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; and (xix) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 28, 2023, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
($ thousands, except per share data)	July 29, 2023	July 30, 2022	July 29, 2023	July 30, 2022
Net sales	$695,533	$738,330	$1,358,267	$1,473,445
Cost of goods sold	381,360	401,515	741,412	809,636
Gross profit	314,173	336,815	616,855	663,809
Selling and administrative expenses	262,823	268,395	515,918	529,194
Restructuring and other special charges, net	1,647	—	1,647	—
Operating earnings	49,703	68,420	99,290	134,615
Interest expense, net	(5,128)	(2,584)	(10,751)	(4,883)
Other income, net	1,616	3,217	3,108	6,639
Earnings before income taxes	46,191	69,053	91,647	136,371
Income tax provision	(11,826)	(17,500)	(22,490)	(34,833)
Net earnings	34,365	51,553	69,157	101,538
Net earnings (loss) attributable to noncontrolling interests	422	375	487	(149)
Net earnings attributable to Caleres, Inc.	$33,943	$51,178	$68,670	$101,687

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.95	$1.40	$1.91	$2.74

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.95	$1.38	$1.91	$2.70

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
($ thousands)	July 29, 2023	July 30, 2022
ASSETS
Cash and cash equivalents	$47,098	$45,955
Receivables, net	136,549	127,580
Inventories, net	660,690	770,652
Property and equipment, held for sale	16,777	16,777
Prepaid expenses and other current assets	53,709	57,827
Total current assets	914,823	1,018,791

Lease right-of-use assets	505,423	516,486
Property and equipment, net	157,717	137,007
Goodwill and intangible assets, net	209,314	221,447
Other assets	116,683	131,477
Total assets	$1,903,960	$2,025,208

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$244,000	$348,500
Trade accounts payable	350,020	399,265
Lease obligations	133,743	131,601
Other accrued expenses	228,608	260,434
Total current liabilities	956,371	1,139,800

Noncurrent lease obligations	429,192	451,657
Other liabilities	46,816	48,874
Total other liabilities	476,008	500,531

Total Caleres, Inc. shareholders’ equity	464,992	379,133
Noncontrolling interests	6,589	5,744
Total equity	471,581	384,877
Total liabilities and equity	$1,903,960	$2,025,208

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Twenty-Six Weeks Ended
($ thousands)	July 29, 2023	July 30, 2022
OPERATING ACTIVITIES:
Net cash provided by operating activities	$125,176	$27,251

INVESTING ACTIVITIES:
Purchases of property and equipment	(15,044)	(16,820)
Capitalized software	(1,833)	(3,906)
Net cash used for investing activities	(16,877)	(20,726)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	252,000	437,500
Repayments under revolving credit agreement	(315,500)	(379,000)
Dividends paid	(4,997)	(5,200)
Acquisition of treasury stock	(17,445)	(41,672)
Issuance of common stock under share-based plans, net	(10,010)	(3,814)
Contributions by noncontrolling interests	1,000	1,500
Net cash (used for) provided by financing activities	(94,952)	9,314
Effect of exchange rate changes on cash and cash equivalents	51	1
Increase in cash and cash equivalents	13,398	15,840
Cash and cash equivalents at beginning of period	33,700	30,115
Cash and cash equivalents at end of period	$47,098	$45,955

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS (LOSS) AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	July 29, 2023			July 30, 2022

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$33,943	$0.95		$51,178	$1.38

Charges/other items:
Expense reduction initiatives	$1,647	1,224	0.03	$—	—	—
Total charges/other items	$1,647	$1,224	$0.03	$—	$—	$—
Adjusted earnings		$35,167	$0.98		$51,178	$1.38

	(Unaudited)
	Twenty-Six Weeks Ended
	July 29, 2023			July 30, 2022

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$68,670	$1.91		$101,687	$2.70

Charges/other items:
Expense reduction initiatives	$1,647	1,224	0.04	$—	—	—
Total charges/other items	$1,647	$1,224	$0.04	$—	$—	$—
Adjusted earnings		$69,894	$1.95		$101,687	$2.70

	(Unaudited)
	Trailing Twelve Months Ended
	July 29, 2023		July 30, 2022

	Pre-Tax	Net Earnings (Loss)	Pre-Tax	Net Earnings
	Impact of	Attributable	Impact of	Attributable
	Charges/Other	to Caleres,	Charges/Other	to Caleres,
($ thousands)	Items	Inc.	Items	Inc.

GAAP earnings		$148,725		$195,163

Charges/other items:
Organizational changes	$2,910	2,723	$—	—
Expense reduction initiatives	1,647	1,224	—	—
Deferred tax valuation allowance adjustments	—	(17,374)	—	746
Fair value adjustment to Blowfish purchase obligation	—	—	1,918	1,424
Loss on early extinguishment of debt	—	—	1,011	750
Total charges/other items	$4,557	$(13,427)	$2,929	$2,920
Adjusted earnings		$135,298		$198,083

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other				Consolidated
	July 29,	July 30,	July 29,	July 30,	July 29,		July 30,		July 29,	July 30,
($ thousands)	2023	2022	2023	2022	2023		2022		2023	2022
Net sales	$414,238	$436,375	$300,873	$324,060	$(19,578)		$(22,105)		$695,533	$738,330
Gross profit	191,479	213,605	124,124	124,142	(1,430)		(932)		314,173	336,815
Gross margin	46.2%	48.9%	41.3%	38.3%	7.3%		4.2%		45.2%	45.6%
Operating earnings (loss)	40,630	62,496	26,828	29,410	(17,755)		(23,486)		49,703	68,420
Adjusted operating earnings (loss)	40,830	62,496	27,709	29,410	(17,189)		(23,486)		51,350	68,420
Operating margin	9.8%	14.3%	8.9%	9.1%	n/m	%	n/m	%	7.1%	9.3%
Adjusted operating earnings %	9.9%	14.3%	9.2%	9.1%	n/m	%	n/m	%	7.4%	9.3%
Comparable sales % (on a 13-week basis)	(4.3)%	(3.1)%	3.9%	23.5%	—%		—%		—%	—%
Number of stores	861	881	94	85	—		—		955	966

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	July 29,	July 30,	July 29,	July 30,	July 29,	July 30,	July 29,	July 30,
($ thousands)	2023	2022	2023	2022	2023	2022	2023	2022
Operating earnings (loss)	$40,630	$62,496	$26,828	$29,410	$(17,755)	$(23,486)	$49,703	$68,420
Charges/Other Items:
Expense reduction initiatives	200	—	881	—	566	—	1,647	—
Total charges/other items	200	—	881	—	566	—	1,647	—
Adjusted operating earnings (loss)	$40,830	$62,496	$27,709	$29,410	$(17,189)	$(23,486)	$51,350	$68,420

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Twenty-Six Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other				Consolidated
	July 29,	July 30,	July 29,	July 30,	July 29,		July 30,		July 29,	July 30,
($ thousands)	2023	2022	2023	2022	2023		2022		2023	2022
Net sales	$763,396	$820,877	$626,389	$689,800	$(31,518)		$(37,232)		$1,358,267	$1,473,445
Gross profit	350,611	402,839	267,982	263,441	(1,738)		(2,471)		616,855	663,809
Gross profit rate	45.9%	49.1%	42.8%	38.2%	5.5%		6.6%		45.4%	45.1%
Operating earnings (loss)	57,686	112,184	69,497	70,760	(27,893)		(48,329)		99,290	134,615
Adjusted operating earnings (loss)	57,886	112,184	70,378	70,760	(27,327)		(48,329)		100,937	134,615
Operating earnings %	7.6%	13.7%	11.1%	10.3%	n/m	%	n/m	%	7.3%	9.1%
Adjusted operating earnings %	7.6%	13.7%	11.2%	10.3%	n/m	%	n/m	%	7.4%	9.1%
Comparable sales % (on a 26-week basis)	(6.3)%	(3.5)%	7.0%	43.8%	—%		—%		—%	—%
Number of stores	861	881	94	85	—		—		955	966

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Twenty-Six Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	July 29,	July 30,	July 29,	July 30,	July 29,	July 30,	July 29,	July 30,
($ thousands)	2023	2022	2023	2022	2023	2022	2023	2022
Operating earnings (loss)	$57,686	$112,184	$69,497	$70,760	$(27,893)	$(48,329)	$99,290	$134,615
Charges/Other Items:
Expense reduction initiatives	200	—	881	—	566	—	1,647	—
Total charges/other items	200	—	881	—	566	—	1,647	—
Adjusted operating earnings (loss)	$57,886	$112,184	$70,378	$70,760	$(27,327)	$(48,329)	$100,937	$134,615

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	July 29,	July 30,	July 29,	July 30,
	2023	2022	2023	2022
($ thousands, except per share data)
Net earnings attributable to Caleres, Inc.:
Net earnings	$34,365	$51,553	$69,157	$101,538
Net (earnings) loss attributable to noncontrolling interests	(422)	(375)	(487)	149
Net earnings attributable to Caleres, Inc.	33,943	51,178	68,670	101,687
Net earnings allocated to participating securities	(1,513)	(2,226)	(2,990)	(4,216)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$32,430	$48,952	$65,680	$97,471

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	34,280	35,031	34,343	35,620
Dilutive effect of share-based awards	—	467	—	467
Diluted common shares attributable to Caleres, Inc.	34,280	35,498	34,343	36,087

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.95	$1.40	$1.91	$2.74

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.95	$1.38	$1.91	$2.70

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	July 29,	July 30,	July 29,	July 30,
	2023	2022	2023	2022
($ thousands, except per share data)
Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$35,589	$51,553	$70,381	$101,538
Net (earnings) loss attributable to noncontrolling interests	(422)	(375)	(487)	149
Adjusted net earnings attributable to Caleres, Inc.	35,167	51,178	69,894	101,687
Net earnings allocated to participating securities	(1,568)	(2,226)	(3,044)	(4,216)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$33,599	$48,952	$66,850	$97,471

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	34,280	35,031	34,343	35,620
Dilutive effect of share-based awards	—	467	—	467
Diluted common shares attributable to Caleres, Inc.	34,280	35,498	34,343	36,087

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.98	$1.40	$1.95	$2.74

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.98	$1.38	$1.95	$2.70

SCHEDULE 8

CALERES, INC.
CALCULATION OF EBITDA AND DEBT/EBITDA LEVERAGE RATIO (NON-GAAP METRICS)

	(Unaudited)
	Thirteen Weeks Ended
($ thousands)	July 29, 2023	July 30, 2022
EBITDA:
Net earnings attributable to Caleres, Inc.	$33,943	$51,178
Income tax provision	11,826	17,500
Interest expense, net	5,128	2,584
Depreciation and amortization (1)	12,734	11,997
EBITDA	$63,631	$83,259

EBITDA margin	9.1%	11.3%

Adjusted EBITDA:
Adjusted net earnings attributable to Caleres, Inc. (2)	$35,167	$51,178
Income tax provision (3)	12,249	17,500
Interest expense, net	5,128	2,584
Depreciation and amortization (1)	12,734	11,997
Adjusted EBITDA	$65,278	$83,259

Adjusted EBITDA margin	9.4%	11.3%

	(Unaudited)
	Trailing Twelve Months Ended
($ thousands)	July 29, 2023	July 30, 2022
EBITDA:
Net earnings attributable to Caleres, Inc.	$148,725	$195,163
Income tax provision	20,996	65,834
Interest expense, net	20,132	12,079
Loss on early extinguishment of debt	—	1,011
Depreciation and amortization (1)	50,105	50,065
EBITDA	$239,958	$324,152

EBITDA margin	8.4%	11.0%

Adjusted EBITDA:
Adjusted net earnings attributable to Caleres, Inc. (2)	$135,298	$198,083
Income tax provision (3)	38,980	65,843
Interest expense, net (4)	20,132	10,161
Depreciation and amortization (1)	50,105	50,065
Adjusted EBITDA	$244,515	$324,152

Adjusted EBITDA margin	8.6%	11.0%

	(Unaudited)
($ thousands)	July 29, 2023	July 30, 2022
Debt/EBITDA leverage ratio:
Borrowings under revolving credit agreement	$244,000	$348,500
EBITDA (trailing twelve months)	239,958	324,152
Debt/EBITDA	1.0	1.1

(1)	Includes depreciation and amortization of capitalized software and intangible assets.
(2)	Refer to Schedule 4 for the consolidated reconciliation of net earnings attributable to Caleres, Inc. to adjusted net earnings attributable to Caleres, Inc.
(3)	Excludes the income tax impacts of the adjustments on Schedule 4.
(4)	Excludes the fair value adjustment to the Blowfish purchase obligation, as reflected on Schedule 4.

SCHEDULE 9

CALERES, INC.
RECONCILIATION OF DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS) – THIRD QUARTER AND FISCAL 2023 GUIDANCE

	(Unaudited)
	Third Quarter 2023 Guidance		Fiscal 2023 Guidance
	Low	High	Low	High

GAAP diluted earnings per share	$1.25	$1.30	$4.02	$4.22
Charges/other items:
Expense reduction initiatives	0.05	0.05	0.08	0.08
Adjusted diluted earnings per share	$1.30	$1.35	$4.10	$4.30